UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2008

COVIDIEN LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-33259	98-0518045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

131 Front Street

Hamilton, HM 12 Bermuda

(Address of Principal Executive Offices, including Zip Code)

441-298-2480

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously disclosed, during the first quarter of fiscal 2008, the registrant’s management and Board of Directors approved plans to sell its Retail Products segment, Specialty Chemicals business within the Pharmaceutical Products segment and its European Incontinence Products business within the Medical Supplies segment. Each respective business met the assets held for sale and discontinued operations criteria, and accordingly, was reclassified to discontinued operations for all periods.

In addition, during the first quarter of fiscal 2008, the registrant changed its segment reporting to reflect changes in how the various businesses would be managed from 2008 onwards. Operations formerly managed by the Medical Devices segment that relate to the sale and production of radiopharmaceuticals and contrast products are now managed by the Imaging Solutions segment. As a result, net sales and operating income for the Medical Devices and the Imaging Solutions segments have been revised for all prior periods; this reclassification has no impact on the results of operations, financial condition or cash flows of the registrant as a whole.

The registrant is filing this Current Report on Form 8-K for the purpose of providing audited consolidated and combined financial statements as of September 28, 2007 and September 29, 2006, and for each of the three fiscal years in the period ended September 28, 2007, recast to reflect the discontinued operations reclassification and operating segment realignment noted above. The registrant is also providing the following relating to these audited financial statements: Management’s Discussion and Analysis of Financial Condition and Results of Operations, Selected Consolidated and Combined Financial and Other Data and Schedule II-Valuation and Qualifying Accounts.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Selected Consolidated and Combined Financial and Other Data

99.3	Consolidated and Combined Financial Statements and Schedule

Report of Independent Registered Public Accounting Firm

Statements of Operations for fiscal years ended September 28, 2007, September 29, 2006 and September 30, 2005

Balance Sheets at September 28, 2007 and September 29, 2006

Statements of Shareholders’ Equity for fiscal years ended September 28, 2007, September 29, 2006 and September 30, 2005

Statements of Cash Flows for fiscal years ended September 28, 2007, September 29, 2006 and September 30, 2005

Notes to Consolidated and Combined Financial Statements

Schedule II – Valuation and Qualifying Accounts

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN LTD.

By:	/s/ Richard G. Brown, Jr.
Richard G. Brown, Jr.
Vice President, Chief Accounting Officer and Controller

Date: April 15, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Name

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Selected Consolidated and Combined Financial and Other Data

99.3	Consolidated and Combined Financial Statements and Schedule

Report of Independent Registered Public Accounting Firm

Statements of Operations for fiscal years ended September 28, 2007, September 29, 2006 and September 30, 2005

Balance Sheets at September 28, 2007 and September 29, 2006

Statements of Shareholders’ Equity for fiscal years ended September 28, 2007, September 29, 2006 and September 30, 2005

Statements of Cash Flows for fiscal years ended September 28, 2007, September 29, 2006 and September 30, 2005

Notes to Consolidated and Combined Financial Statements

Schedule II – Valuation and Qualifying Accounts